Exhibit 10.07

$5,000.00


March 6, 2001


                             DEMAND PROMISSORY NOTE

     As hereinafter agreed Instanet, Inc. promises to pay to the order of Mathis Family Partners $5,000 (five thousand dollars). And it is hereby agreed that said $5,000.00 shall be repaid at the earlier of June 30, 2002 or the closing of Instanet, Inc. offering.

     Interest at the rate of Twelve Percent (12%) per annum will be charged on the unpaid balance until the whole amount of the principal and interest is paid.

     Should default be made in the payment of the demand note then the whole unpaid amount shall become immediately due and payable; and in the event default is made and said note is placed in the hands of an attorney for collection or suit is bought on the same, then the undersigned agrees to pay all costs and attorneys' fees that might be incurred.

                                            Instanet, Inc.



                                            ------------------------------------
                                            Earnest Mathis

$10,000.00


March 1, 2001


                             DEMAND PROMISSORY NOTE


     As hereinafter agreed Instanet, Inc. promises to pay to the order of Mathis Family Partners $10,000 (ten thousand dollars). And it is hereby agreed that said $10,000.00 shall be repaid at the earlier of June 30, 2002 or the closing of Instanet, Inc. offering.

     Interest at the rate of Twelve Percent (12%) per annum will be charged on the unpaid balance until the whole amount of the principal and interest is paid.

     Should default be made in the payment of the demand note then the whole unpaid amount shall become immediately due and payable; and in the event default is made and said note is placed in the hands of an attorney for collection or suit is bought on the same, then the undersigned agrees to pay all costs and attorneys' fees that might be incurred.

                                            Instanet, Inc.



                                            ------------------------------------
                                            Earnest Mathis